Exhibit 99.1

FOR IMMEDIATE RELEASE

FuelCell Energy Announces Multiple Awards to Provide Clean Energy to Northeast Power Grid

•	Local Distribution Companies Award Four FuelCell Energy Projects Totaling 11.2 Megawatts as part of the State-Sponsored Shared Clean Energy Facility Program
•	Projects to provide clean, quiet and continuous power generation, located near population centers where power is used
•	Distributed power generation will reinforce Connecticut’s clean energy goals, enhance grid resiliency and deliver pricing benefits to participating electric customers

DANBURY, CT – September 29, 2020 -- FuelCell Energy, Inc. (Nasdaq: FCEL) -- a global leader in fuel cell technology – with a purpose of utilizing its proprietary, state-of-the-art fuel cell platforms to enable a world empowered by clean energy – announces multiple project awards by the local Connecticut electric distribution companies, Eversource and United Illuminating, totaling 11.2 megawatts, as part of the state-sponsored Shared Clean Energy Facility program. Each of the four FuelCell Energy power plants to be constructed pursuant to these awards will supply 2.8 megawatts of clean power to the Connecticut electric grid. The clean baseload power generated by each FuelCell Energy 2.8 megawatt platform is enough to power approximately 3,000 homes, or a total of 12,000 homes taking into account all four FuelCell Energy platforms, with continuous clean energy.

The FuelCell Energy projects selected include:

•	A 2.8 megawatt project located in New Britain, CT;
•	A 2.8 megawatt project located in East Hartford, CT;
•	A 2.8 megawatt project located in Derby, CT; and
•	A 2.8 megawatt project located in Danbury, CT.

“We are honored to be awarded all four of these bids, as these projects will further advance Connecticut’s clean energy grid transformation,” said Jason Few, President and Chief Executive Officer of FuelCell Energy, Inc. “FuelCell Energy looks forward to putting our proprietary technological capabilities to work, helping businesses and residents of Connecticut enjoy enhanced, reliable, clean, and distributed energy resources that reduce the transmission risk generally associated with centralized generation assets. The success of our bids demonstrates our platform’s ability to effectively compete on the basis of price and environmental benefits against other forms of generation, including intermittent technologies such as wind and solar.”

“Our fuel cells are one of the most space-efficient, resilient megawatt-scale clean energy platforms,” added Mr. Few. “Our power plants are desirable in populous locations, due to both their environmentally friendly minimal land requirements and their clean and quiet operation. We are eager to begin work to support the four newly awarded projects, and we will set our engineering resources in motion, which utilize the expertise from our operating portfolio, including our existing facilities throughout the state of Connecticut.”

The next steps in developing these projects include working with the local electric distribution utilities to finalize the power purchase agreements, obtaining siting approvals and interconnection agreements, and finalizing site engineering. These projects will provide clean baseload power, grid resiliency benefits and renewable energy credits to the Connecticut utilities under 20-year agreements.

SureSource power platforms solve local distribution reliability challenges by providing clean, affordable and reliable power in populated locations where power is needed, avoiding costly transmission and substation upgrades, and reducing above ground risk associated with long distance, high voltage power lines.

Cautionary Language

This news release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company’s plans and expectations regarding the continuing development, commercialization and financing of its fuel cell technology and its business plans and strategies. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation, changes to projected deliveries and order flow, changes to production rate and product costs, general risks associated with product development, manufacturing, changes in the regulatory environment, customer strategies, ability to access certain markets, unanticipated manufacturing issues that impact power plant performance, changes in critical accounting policies, access to and ability to raise capital and attract financing, potential volatility of energy prices, rapid technological change, competition, the Company’s ability to successfully implement its new business strategies and achieve its goals, the Company’s ability to achieve its sales plans and cost reduction targets, changes by the U.S. Small Business Administration or other governmental authorities to, or with respect to the implementation or interpretation of, the Coronavirus Aid, Relief, and Economic Security Act, the Payroll Protection Program or related administrative matters, and concerns with, threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including the novel coronavirus, and resulting supply chain disruptions, shifts in clean energy demand, impacts to customers’ capital budgets and investment plans, impacts to the Company’s project schedules, impacts to the Company’s ability to service existing projects, and impacts on the demand for the Company’s products, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements contained herein speak only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.

About FuelCell Energy

FuelCell Energy, Inc. (NASDAQ: FCEL) is a global leader in developing environmentally responsible distributed baseload power solutions through our proprietary, molten-carbonate fuel cell technology. We develop turn-key distributed power generation solutions and operate and provide comprehensive service for the life of the power plant. We are working to expand the proprietary technologies that we have developed over the past five decades into new products, applications, markets and geographies. Our mission and purpose remains to utilize our proprietary, state-of-the-art fuel cell platforms to reduce the global environmental footprint of baseload power generation by providing environmentally responsible solutions for reliable electrical power, hot water, steam, chilling, distributed hydrogen, microgrid applications, electrolysis, long-duration hydrogen-based energy storage and carbon capture and, in so doing, drive demand for our products and services, thus realizing positive stockholder returns. Our fuel cell solution is a clean, efficient alternative to traditional combustion-based power generation and is complementary to an energy mix consisting of intermittent sources of energy, such as solar and wind turbines. Our systems answer the needs of diverse customers across several markets, including utility companies, municipalities, universities, hospitals, government entities and a variety of industrial and commercial enterprises. We provide solutions for various applications, including utility-scale distributed generation, on-site power generation and combined heat and power, with the differentiating ability to do so utilizing multiple sources of fuel including natural gas, renewable biogas (i.e., landfill gas, anaerobic digester gas), propane and various blends of such fuels. Our multi-fuel source capability is significantly enhanced by our proprietary gas-clean-up skid.

SureSource, SureSource 1500, SureSource 3000, SureSource 4000, SureSource Recovery, SureSource Capture, SureSource Hydrogen, SureSource Storage, SureSource Service, SureSource Capital, FuelCell Energy, and FuelCell Energy logo are all trademarks of FuelCell Energy, Inc.

Contact:

FuelCell Energy, Inc.

ir@fce.com

203.205.2491

Source: FuelCell Energy

# # #